SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 14, 2006


                              TREND MINING COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      0-31159                  81-0304651
----------------------------    ------------------------      ----------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                            5439 South Prince Street
                            Littleton, Colorado 80120
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (303) 798-7363
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed from last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_|      Written   communication   pursuant   to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS;

ITEM 7.01         REGULATION FD DISCLOSURE.

         On February 14, 2006, Trend Mining Company (the "Registrant") issued a press release that effective February 13, 2006, Bobby Cooper resigned as a member of the Registrant's Board of Directors, and audit and compensation committees. The press release is attached as Exhibit 99.1 hereto.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Press release of the Registrant, dated February 14, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2006

                                 TREND MINING COMPANY


                                 By: /s/ Thomas P. Loucks
                                     ----------------------------------------
                                 Name:    Thomas P. Loucks
                                 Title:   President and Chief Executive Officer